CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John E. Cooper, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Sedona Software Solutions, Inc. for the quarterly period ending March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Sedona Software Solutions, Inc.

                                                                                                                    By:

                                                                                                                                        /s/ John E. Cooper

                                                                                                                    Name:          John E. Cooper
                                                                                                                    Title:            Principal and Chief Executive and
                                                                                                                                       Financial Officer, President, and
                                                                                                                                       Director

                                                                                                                    Date:           May 14, 2004

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